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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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                               November 25, 1996
                Date of report (Date of earliest event reported)

                            American Re Corporation
             (Exact name of registrant as specified in its charter)

            DELAWARE                       1-11688               13-3672116
  (State of Other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)

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                             555 College Road East
                          Princeton, New Jersey 08543
                                 (609) 243-4200
   (Address including zip code, and telephone number, including area code, of registrant's principal executive office)

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ITEM 5.  OTHER EVENTS

On November 25, 1996, American Re Corporation (the "Company"), and Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft In Munchen, a company organized under the laws of Germany ("Munich Re"), announced that Munich Re had completed its previously announced acquisition of the Company (the "Acquisition"). As a result of the Acquisition, the outstanding shares of the Company's common stock, $.01 par value, were converted into the right to receive $65.00 per share in cash, and the Company has become a wholly owned subsidiary of Munich Re.

A copy of the Press Release dated November 25, 1996 issued by the Company relating to the Acquisition is filed as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          99  Press Release dated November 25, 1996.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMERICAN RE CORPORATION
                                          (Registrant)



                                       /s/ ROBERT K. BURGESS
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                                       Robert K. Burgess
                                       Senior Vice President, General Counsel
                                       and Secretary


Dated:  November 25, 1996

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                               INDEX TO EXHIBITS

                                                                    Page Number
                                                                   in Sequential
Exhibit                                                              Numbering
No.                                Description                        System
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99.(a)              Press Release dated November 25, 1996.              4